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EXHIBIT 10.3

                          BRITISH COLUMBIA
               Ministry of Employment and Investment
                    Energy and Minerals Division
                       Mineral Titles Branch

                         Mineral Tenure Act
                             Section 52

                       BILL OF SALE ABSOLUTE

INDICATE TYPE OF TITLE:       Mineral

MINING DIVISION:              Slocan

SELLER

     I, James Thom, #47 - 1224 Balmoral Road, Victoria, British
Columbia V8T 1B3, (250) 995-1266 - Client Number 141136.

PURCHASER

Hugh Grenfal - Client Number 110359

     For an in consideration of the sum of Ten dollars ($10.00) paid to me, do hereby sell the interest as specified below in the following mineral titles:

Claim Name of            Tenure              Percentage of
Lease Type               Number              Title being Sold
-------------            ------              ----------------

Keno                     369850              100%
Marble Arch              369851              100%

     I declare that I have good title to these tenures and every right to sell the same, in witness whereof I have today signed my legal name.

     June 20, 1999

                              /s/ James Thom
                              (Signature of Seller)

/s/ illegible
(Signature of Witness)